WILLIAM BLAIR FUNDS

SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2010

William Blair International Small Cap Growth Fund

Effective March 31, 2011, the William Blair International Small Cap Growth Fund is closed to new investors. Unless you fit into one of the investor categories described below, you may not invest in the Fund.

You may purchase Fund shares through your existing Fund account and reinvest dividends and capital gains in the Fund if you are:

●	A current Fund shareholder as of March 31, 2011;

●	An investor who has previously entered into a letter of intent with the Fund or William Blair & Company, L.L.C. prior to March 31, 2011;

●	A participant in a qualified defined contribution retirement plan that offers the Fund as an investment option as of March 31, 2011;

●	A wrap fee program or financial advisory firm charging asset-based fees with existing accounts as of March 31, 2011 purchasing shares on behalf of new and existing clients; or

●	A client who maintains a brokerage or managed account with William Blair & Company, L.L.C.

Except as otherwise noted, these restrictions apply to investments made directly with William Blair & Company, L.L.C. and investments made through financial institutions and/or intermediaries.  Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above. Exchanges into the Fund from other William Blair Funds are not permitted, unless the exchange is being made into an existing Fund account. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. Management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund, and (iii) close and re-open the Fund to new or existing shareholders at any time.

Dated: March 1, 2011

WILLIAM BLAIR FUNDS
222 West Adams Street
Chicago, Illinois  60606

Please retain this supplement with your Prospectus for future reference.